Exhibit 99.1 INVESTOR PRESENTATION August 2018

Forward-looking Statements These slides contain (and the accompanying oral discussion will contain, where applicable) “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward- looking statements should be regarded as the Company’s current plans, estimates, and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation. 2

Q2 2018 Highlights ► Six consecutive quarters of sales and profit growth ► Record level value-added sales of $189.9M ► Adjusted operating profit highest in past 5+ years ► PAC generated operating profit of $12.3 million, highest ever recorded by this segment ► Working capital as a % of net sales < 25% ► Ended Q2 2018 in a net cash position of ~ $40M vs. net debt position of $8M at end of Q2 2017 ► Raised full-year earnings guidance 3

Materion Company Profile Company Overview Value-added (VA) Sales 1 1 • Materion is an integrated producer of high- 2017 VA Sales by Segment 2017 VA Sales by End Market performance advanced engineered materials Precision Performance Alloys Medical Coatings & Composites Energy - Leading market position for specialty 13% 9% Telecom 7% Consumer Infrastructure 30% Electronics products across multiple end markets 5% 54% Defense 9% - Strong positions in growing markets with 33% high barriers to entry Automotive 8% Advanced Electronics 15% Materials 17% Industrial - Only global vertically integrated producer Components Other of beryllium (Be) and Be alloys • $800 12% New CEO hired in March 2017 with One $724 Materion focus on building performance $700 $678 10% excellence in five main areas: $600 $600 8% - Operational $500 6% - Commercial $400 4% - Innovation $300 2% - Digital $200 0% 2016 2017 Q2 2018 TTM - Inorganic growth Value-added Sales1 (millions) Adjusted Operating Profit (OP) Margin1 4 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Key Facts Share Statistics as of 06/29/2018 Q2 2018 TTM Financial Information Trading Symbol MTRN Revenues Stock Price $54.15 $1,216M Shares O/S 20.2M 52 wk Range $36.69 - $57.20 Value-added sales1 $724M 3 Mo Avg Vol 105,960 Market Cap $1,094M Adjusted EPS1 $2.06 Enterprise Value $1,054M $60 Materion Share Performance TTM 6.29.18 Adjusted EBITDA1 $102M $55 1 $50 Debt-to-capitalization <1% $45 Operating cash flow $97M $40 $35 Dividend yield ~1% 5 Research coverage: KeyBanc, Jefferies, Sidoti, and Stonegate 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Performance Alloys and Composites (PAC)

Value-added Sales



VA Sales[1] ($ millions)
$450
$400
$350
$300
$250
$200
15%
12%
9%
6%
3%
0%
Op[1] % of VA Sales
358.5
335.1
332.0
363.5
402.0
2014
2015
2016
2017
Q2 2018 TTM

Growth Drivers

New product development

- New proprietary non-Be alloys with improved durability & weight-to-strength ratio
- New heat dissipating clad material
- Improving customer yields with “near net shape” products

New application development

- Clad material serving the renewable energy market
- Precision rolling to thinner strips opening new application opportunities
- ToughMet® couplings serving the oil and gas production market resist mechanical wear, thread damage, corrosion, and erosion

Beryllium market

- World’s only fully integrated producer
- Minimum of 75 years of proven mine reserves in Delta, Utah
- Primary Be competitor is consuming stockpiled ore

Value-added Sales by Market[2]



Medical 2%
Consumer Electronics 21%
Industrial Components 21%
Other 20%
Automotive Electronics 14%
Defense 9%
Telecom Infrastructure 7%
Energy 6%

Geographic Mix[2]



1% Rest of World
20% Europe
26% Asia
53% United States

Product Mix[2]



CuBe 48%
Be – High Purity 12%
Clad Strip 11%
ToughMet 17%
Be - Alloys 8%
Hydroxide 4%

[1] Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

[2] Reflects 2017 mix by market, geography, and product

6

PAC Recovery Plan/Opportunity How did we get here? Recovery Plan 1 PAC Operating Profit 1. Improve product portfolio mix and profitability $35 $33.3 through pricing and manufacturing process changes $30 2. Reduce cost footprint and move to a more variable cost structure $25 $23.6 3. Leverage beryllium market supply opportunity $20 $15 1 millions PAC Operating Profit $9.2 $10 $40 $37.5 $5 $35 $33.3 $0 2014 2015 2016 $30 $25 $23.6 2014 – 2016 Bridge $22.1 $10.8 $35 $33.3 $20 $30 millions $25 $9.2 $15 $20 $9.2 $10 $15 $4.1 millions $10 $9.2 $5 $5 $0 $0 2014 Oil & Gas Fx Price/Mix/ 2016 2014 2015 2016 2017 Q2 2018 TTM Volume/ Mfg Efficiency Consistently return to historical profitability levels in 2018 7 1 Non-GAAP, excludes special items. Refer to the Appendix for additional detail.

Advanced Materials Value-added Sales Growth Drivers $250 228.0 234.3 25% Semiconductor • $400B market with strong growth outlook driven by macro $200 181.0 182.8 20% consumer electronics and IoT trends 176.3 • Continue to expand organically in core PVD and packaging applications $150 15% • Expand into new technologies and chemistries Application development and R&D ($ millions) ($ 1 $100 10% • Invest in application development laboratories % of VA Sales VA of % 1 • Invest in additional innovation-based R&D capabilities to meet OP $50 5% market demand for quick turn prototypes VA Sales VA Develop functional areas that require attention to support growth • Improve sales focus on high value customers by improving web- $0 0% based solutions for small customers 2014 2015 2016 2017 Q2 2018 TTM • Reduce R&D cycle time to match the industry Value-added Sales by Market2 Geographic Mix2 Product Mix2 Telecom Defense Packaging Infrastructure 17% 10% Medical 3% 5% Europe 5% Services 24% Energy Asia 17% 13% Consumer Electronics 49% Targets 59% United States 54% Industrial 8% Components Chemicals 19% 17% Other 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 8 2 Reflects 2017 mix by market, geography, and product

Precision Coatings Value-added Sales Growth Drivers $120 24% New product development • Novel electrode alloys $110 20% • Wafer level thermal imaging coatings 102.4 101.8 • 97.7 Enhanced phosphor wheels $100 16% New market development 91.8 90.7 • New applications for medical sensing films $90 12% • Growing demand for optical filters in consumer electronics and ($ millions) ($ 1 automotive sensors % of VA Sales VA of % $80 8% 1 Expanded product and service offerings OP • Gettering capabilities for wafer level processing VA Sales VA $70 4% • Laser patterning • Precision film slitting & sheeting $60 0% • Expand array product line 2014 2015 2016 2017 Q2 2018 TTM Value-added Sales by Market2 Geographic Mix2 Product Mix2 Automotive 1% Industrial Components Electronics Rest of World Projection Display Components 2% 15% Europe Other 7% 19% Asia Blood 9% 15% Glucose 36% Test Strips Medical 69% 45% Defense 17% United States Optical Filters & Arrays 20% 45% Consumer Electronics 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 9 2 Reflects 2017 mix by market, geography, and product

Consistently Deliver Profitable Growth PROFITABLE GLOBAL GROWTH COMMERCIAL OPERATIONAL INNOVATION ACQUISITIONS DIGITAL EXCELLENCE EXCELLENCE PERFORMANCE-BASED CULTURE AND RESULTS Deliver sustained double-digit EPS growth 10

Well-positioned with Leading Global Product Offering

MATERION

	Product	External Segment	2017 % of Value-added Sales[1]	Expected Annual Growth Next 3-5 Years
	Leading supplier of beryllium-containing products	Performance Alloys & Composites	~39%	↑
	Leading supplier of high-purity precious metal for physical vapor deposition (PVD) market	Advanced Materials	~24%	↑
	Leading supplier of high-end optical coatings	Precision Coatings	~9%	↑
	Only supplier of unique copper-nickel-tin materials, ToughMet®	Performance Alloys & Composites	~9%	↑↑

↑ Single digit growth ↑↑ Double digit growth

[1] Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

11

Global Megatrends Play to Our Strengths Key Trends Characteristics of our Materials • Miniaturization of electronics/IoT Conductivity • Additional electronic instruments for Corrosion resistance autos, aircraft Weight savings (lighter) • Expanding high performance optical device opportunities Purity Wavelength management • Innovation in medical diagnostics and sensors Thermal management • Extraction of oil and gas from Lubricity previously inaccessible locations Reliability • Alternative energy Durability • New aircraft builds and retrofits Miniaturization • Advancements in lighting (LED) Strength 12

Well-diversified Market Penetration

MATERION

Market	2017 % of Value-added Sales[1]	Key Drivers
Consumer Electronics	30%	• Smart device growth • Sensing devices • Internet of Things (IoT)
Industrial Components	15%	• Heavy equipment builds • Plastic tooling • Fire protection (R and C construction)
Medical	9%	• Blood analysis test coating for medical diagnosis • Nuclear diagnostics equipment
Defense	9%	• Precision-guided munitions • Structural and electronic components for satellites, combat vehicles, and military aircraft
Automotive Electronics	8%	• Electronic systems and engine control • Increasing emissions standards
Energy	7%	• Deep sea drilling and completion • Directional drilling • Solar, batteries, and smart grid devices
Telecom Infrastructure	5%	• 4G completion/5G rollout • Undersea repeater housings

Total 83%

[1] Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

13

Innovation Leading to Organic Growth

New Product Value-added Sales[1] as % of Total


New Product Value-added Sales Grow at a 15% CAGR²
11.2%
11.6%
14.1%
16.0%
17.0%
2014
2015
2016
2017
Q2 2018 TTM

Noteworthy New Products Offerings

Phosphor Wheel

- Provides high brightness, longer life
- Offers low noise characteristics, individual precision balancing, and stable colors



Aluminum/Scandium Targets

- New mobile applications in MEMs devices, including speakers in phone
- Offers superior performance to alternative materials



*e*Stainless®

- Thermally conductive replacement for conventional stainless steels
- Manages higher heat of today's processing technology



ToughMet® Bushings

- Copper-nickel-tin alloy that resists mechanical wear, thread damage, corrosion, and erosion
- Minimizes weight & maintenance cost



[1] Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.
[2] CAGR calculated from 2014 – 2017

14

Cash Flow and Working Capital Efficiency Focus Dividends per share Cash Flow from Operations $0.50 ($ in millions) $120 $0.40 $0.30 $96.8 $100 $0.20 $91.0 $0.10 $80 $0 $68.2 $67.8 2012 2013 2014 2015 2016 2017 20183 $60.3 $60 Improve Working Capital4 Efficiency Working capital % of net sales $40 28% $20 24.3% $0 2014 2015 2016 2017 Q2 2018 TTM Free Cash Flow 1 Capital Expenditures 2 2016 Q2 2018 TTM 1 Free Cash Flow calculated as cash flow from operations less capital expenditures 2 Capital Expenditures includes mine development costs 15 3 Annualized basis from dividend increase announced May 2, 2018 4 Working capital is calculated as accounts receivable plus inventory less accounts payable

Disciplined Capital Deployment Going Forward Return Cash to Shareholders • Share repurchase - $50M authorization ($16M remaining) • Dividends – increased 5% in 2018 35% Debt & Organic Growth Shareholder 65% • Invest in facilities and productivity Growth projects • Invest in new products Inorganic Growth • Complimentary products/technologies • Maintain financial discipline 16

Materion Investment Thesis ► Clearly defined strategy and execution led by new management team ► Differentiated product portfolio aligned with global megatrends to accelerate future growth ► Driving significant improvement in profitability and cash flow growth ► Consistently delivering profitable growth ► Six consecutive quarters of year-over-year VA sales and OP growth 17

2018 Forecasted Financial Guidance ► Full-year guidance ► Adjusted EPS of $2.00 - $2.15 ► Capex ~ $30M - $35M ► Mine development capital expenditures $5M - $10M ► Depreciation and amortization expense of $35M - $40M ► Effective tax rate excluding special items 16% – 18% 18

Appendix

Materion: Making Advanced Materials That Improve the World Industrial Components Medical 15% 9% Defense 9% Automotive Electronics Consumer Electronics 8% 30% Performance Alloys and Composites Advanced Materials 54% 33% Energy 7% Precision Coatings 13% Telecom Infrastructure 5% 0 1 % of Value-added Sales 2017 A-2 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail. 82%

Beryllium Market Supply Opportunity Materion – leading position in beryllium market • Only global integrated producer – Minimum of 75 years of proven reserves in Utah mine – Supplies over 70% of world’s mined beryllium • ~40% of company sales include beryllium in some form • Global stockpiled sources depleting • Only significant commercially active bertrandite ore mine • Materion positioned to support world demand • Significant incremental profit potential A-3

World’s Only Vertically Integrated Beryllium Producer Ore Competitor Chemical Plant A Hydroxide Whiting Arc Pebble Plant Furnace Competitor B VCB1 / CuBe Master Be Powder Strip/Bulk Be Manufacturing Manufacturing High-Purity Be CuBe Alloy Products Products A-4 1 Vacuum Cast Billet

Financial Information

Reconciliation for Value-added Sales $ in millions Q2 2018 Q1 2018 Q2 2018 TTM 2017 2016 2015 2014 2013 Net Sales Performance Alloys and Composites $ 129.7 $ 118.3 $ 476.4 $ 429.5 $ 387.5 $ 394.8 $ 433.3 $ 422.9 Advanced Materials 150.4 153.5 622.9 590.8 437.2 482.3 547.3 592.0 Precision Coatings 29.0 31.7 116.3 119.2 144.5 148.4 147.7 152.3 Other - - - - - (0.2) (1.4) (0.3) Total $ 309.1 $ 303.5 $ 1,215.6 $ 1,139.5 $ 969.2 $ 1,025.3 $ 1,126.9 $ 1,166.9 Less: pass-through metal costs Performance Alloys and Composites $ 19.6 $ 18.0 $ 74.4 $ 66.0 $ 55.5 $ 59.7 $ 74.8 $ 83.0 Advanced Materials 93.1 95.2 388.6 362.8 260.9 299.5 366.3 423.4 Precision Coatings 5.6 8.1 24.5 28.5 46.8 46.6 45.3 48.0 Other 0.9 0.9 4.3 4.5 6.1 2.3 3.4 3.3 Total $ 119.2 $ 122.2 $ 491.8 $ 461.8 $ 369.3 $ 408.1 $ 489.8 $ 557.8 Value-added sales Performance Alloys and Composites $ 110.1 $ 100.3 $ 402.0 $ 363.5 $ 332.0 $ 335.1 $ 358.5 $ 339.9 Advanced Materials 57.3 58.3 234.3 228.0 176.3 182.8 181.0 168.6 Precision Coatings 23.4 23.6 91.8 90.7 97.7 101.8 102.4 104.2 Other (0.9) (0.9) (4.3) (4.5) (6.1) (2.5) (4.8) (3.6) Total $ 189.9 $ 181.3 $ 723.8 $ 677.7 $ 599.9 $ 617.2 $ 637.1 $ 609.1 Value-added sales is a non-GAAP financial measure that removes the impact of pass-through metal costs and allows for analysis without the distortion of the movement or volatility in metal prices. Internally, we manage our business on this basis, and a reconciliation of net sales to value-added sales is included herein. A-6

Reconciliation for Adjusted EPS In millions, except per share amounts Q2 2018 Q1 2018 Q2 2018 TTM 2017 2016 2015 2014 2013 GAAP As Reported Operating Profit $ 15.2 $ 13.3 $ 54.8 $ 40.1 $ 27.1 $ 45.3 $ 57.6 $ 27.6 Net Income 11.1 10.6 22.8 11.5 25.7 32.2 42.1 20.2 Weighted average diluted shares outstanding 20.593 20.574 20.593 20.415 20.213 20.402 20.852 20.943 EPS - Diluted 0.54 0.51 1.11 0.56 1.27 1.58 2.02 0.97 Operating Profit Special Items Cost reductions $ - $ - $ (0.7) $ 0.7 $ 2.6 $ 1.9 $ (1.6) $ 4.9 Legacy legal & environmental costs (benefits) - 0.7 1.0 0.5 1.4 (1.4) (6.9) - CEO transition - - 1.5 4.1 - - - - Acquisition costs - - - 2.1 3.9 - - - Total operating profit special items $ - $ 0.7 $ 1.8 $ 7.4 $ 7.9 $ 0.5 $ (8.5) $ 4.9 Operating Profit Special Items - net of tax $ - $ 0.6 $ 1.3 $ 4.8 $ 5.1 $ 0.3 $ (5.6) $ 3.4 Tax Special Item $ - $ (0.6) $ 18.3 $ 18.9 $ (4.2) $ 0.2 $ (1.8) $ - Non-GAAP Measures - Adjusted Profitability Operating Profit $ 15.2 $ 14.0 $ 56.7 $ 47.5 $ 35.0 $ 45.8 $ 49.1 $ 32.5 Net Income 11.1 10.6 42.4 35.2 26.6 32.7 34.7 23.6 EPS - Diluted 0.54 0.51 2.06 1.72 1.32 1.60 1.67 1.13 As detailed in the above reconciliation, we have adjusted the results for certain special items, such as cost reduction initiatives (i.e., asset impairment charges and severance), legacy legal and environmental costs, CEO transition costs, merger and acquisition costs, and certain income tax items from the applicable GAAP measure. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing operations. We are providing this information because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a more comprehensive understanding of the factors and trends affecting our operations. A-7

Other Non-GAAP Items $ in millions Q2 2018 TTM 2017 2016 2015 2014 2013 Operating Profit $ 54.8 $ 40.1 $ 27.1 $ 45.3 $ 57.6 $ 27.6 Special Items 1.8 7.4 7.9 0.5 (8.5) 4.9 Adjusted Operating Profit $ 56.6 $ 47.5 $ 35.0 $ 45.8 $ 49.1 $ 32.5 Depreciation, depletion, and amortization 40.4 42.8 45.7 37.8 42.7 41.6 Mine Amortization (included above) 3.7 5.7 9.9 2.7 7.6 6.2 5-Year Average 5.2 5.2 5.2 5.2 5.2 5.2 Normalized Mine Amortization Adjustment $ 1.5 $ (0.5) $ (4.7) $ 2.5 $ (2.5) $ (1.0) Non Cash Stock-Based Compensation 3.7 5.0 3.2 5.5 4.8 5.0 Adjusted EBITDA $ 102.2 $ 94.8 $ 79.2 $ 91.6 $ 94.2 $ 78.1 Total Debt $ 3.3 $ 3.8 $ 4.6 $ 13.6 $ 24.3 $ 64.8 Less: Cash & Cash Equivalents 42.9 41.8 31.5 24.2 13.1 22.8 Net Debt (Cash) $ (39.6) $ (38.0) $ (26.9) $ (10.6) $ 11.2 $ 42.0 Total Shareholders' Equity $ 515.7 $ 495.0 $ 494.1 $ 483.0 $ 459.0 $ 464.4 Debt-to-Capitalization 1% 1% 1% 3% 5% 13% Adjusted EBITDA is calculated by adding depreciation, depletion, and amortization and certain special items such as cost reduction initiatives (i.e., asset impairment charges and severance), legacy legal and environmental costs, CEO transition costs, merger and acquisition costs, and certain income tax items to our operating profit. Due to the variability of annual mine amortization related to the timing of pit openings, amortization is adjusted for a normalized mine amortization based on a 5-year average. Internally, management reviews the results of operations without the impact of these costs and adjustments in order to assess the profitability from ongoing operations. Debt-to-capitalization is our total debt divided by net debt plus shareholders’ equity. Net debt (cash) is a non-GAAP financial measure calculated by subtracting cash & cash equivalents from our total outstanding debt. We are providing this information because we believe it is more indicative of our overall financial A-8 position. It is also a measure our management uses to assess financing and other decisions.

Historical Financials

MATERION

($ in millions, except per share data)	2015					2016					2017[2]					2018	
	Q1	Q2	Q3	Q4	2015	Q1	Q2	Q3	Q4	2016	Q1	Q2	Q3	Q4	2017	Q1	Q2
Sales																	
PAC	$ 103.3	$ 107.7	$ 93.6	$ 90.3	$ 394.8	$ 90.6	$ 97.7	$ 103.7	$ 95.5	$ 387.5	$ 92.6	$ 108.5	$ 109.4	$ 119.0	$ 429.5	$ 118.3	$ 129.7
AM	149.9	131.4	113.6	87.4	482.3	108.1	113.6	107.2	108.3	437.2	114.7	157.1	157.8	161.2	590.8	153.5	150.4
PC	36.6	38.3	37.2	36.4	148.4	36.8	38.5	38.7	30.5	144.5	33.4	30.2	27.1	28.5	119.2	31.7	29.0
Other	0.2	(0.5)	-	-	(0.2)	-	-	-	-	-	-	-	-	-	-	-	-
Consolidated MTRN	290.0	276.9	244.4	214.0	1,025.3	235.5	249.8	249.6	234.3	969.2	240.7	295.8	294.3	308.7	1,139.5	303.5	309.1
VA																	
PAC	85.6	91.5	79.6	78.4	335.1	78.2	83.4	87.2	83.2	332.0	79.2	92.7	90.6	101.0	363.5	100.3	110.1
AM	51.7	46.7	44.5	39.8	182.8	42.1	47.0	46.0	41.2	176.3	47.3	62.0	60.4	58.3	228.0	58.3	57.3
PC	24.6	25.2	25.7	26.4	101.8	24.6	25.1	25.8	22.2	97.7	23.3	22.6	21.9	22.9	90.7	23.6	23.4
Other	0.7	(1.0)	(1.0)	(1.2)	(2.5)	(1.0)	(1.6)	(2.0)	(1.5)	(6.1)	(0.8)	(1.2)	(1.5)	(1.0)	(4.5)	(0.9)	(0.9)
Consolidated MTRN	162.6	162.4	148.8	143.4	617.2	143.9	153.9	157.0	145.1	599.9	149.0	176.1	171.4	181.2	677.7	181.3	189.9
Gross Margin																	
PAC	23.1	25.5	18.0	17.9	84.6	17.7	16.3	20.6	19.0	73.6	16.3	22.8	23.6	27.0	89.7	27.8	31.1
AM	20.7	18.8	17.1	15.5	72.1	15.8	19.1	20.0	16.7	71.6	18.4	23.3	24.4	22.4	88.5	20.8	21.3
PC	8.3	7.5	9.2	9.1	34.1	10.0	9.5	10.7	7.6	37.8	8.3	8.9	7.4	9.1	33.7	10.0	9.1
Other	0.3	(0.5)	(0.3)	0.6	-	(0.1)	0.4	(0.5)	0.8	0.5	0.2	(0.2)	0.1	0.5	0.6	(0.3)	0.3
Consolidated MTRN	52.4	51.3	44.0	43.1	190.8	43.4	45.3	50.8	44.1	183.5	43.2	54.8	55.5	59.0	212.5	58.3	61.8
Gross Margin as a % of VA																	
PAC	27%	28%	23%	23%	25%	23%	20%	24%	23%	22%	21%	25%	26%	27%	25%	28%	28%
AM	40%	40%	38%	39%	39%	38%	41%	43%	41%	41%	39%	38%	40%	38%	39%	36%	37%
PC	34%	30%	36%	34%	33%	41%	38%	41%	34%	39%	36%	39%	34%	40%	37%	42%	39%
Other	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M
Consolidated MTRN	32%	32%	30%	30%	31%	30%	29%	32%	30%	31%	29%	31%	32%	33%	31%	32%	33%
Operating Profit[1]																	
PAC	6.8	9.3	4.5	2.9	23.6	1.5	0.2	4.4	0.5	6.6	0.2	5.5	6.8	9.5	22.0	9.9	12.3
AM	8.9	7.4	7.0	4.5	27.8	5.2	7.3	8.3	5.5	26.3	6.4	8.7	9.8	7.9	32.8	5.9	5.6
PC	1.7	0.6	2.3	3.0	7.5	4.1	2.3	3.4	1.8	11.6	2.2	2.3	1.6	2.3	8.4	3.4	2.2
Other	(4.2)	(4.2)	(2.9)	(2.3)	(13.6)	(3.3)	(4.0)	(5.9)	(4.2)	(17.4)	(5.1)	(6.4)	(6.2)	(5.4)	(23.1)	(5.9)	(4.9)
Consolidated MTRN	13.2	13.1	10.9	8.1	45.3	7.5	5.8	10.2	3.6	27.1	3.7	10.1	12.0	14.3	40.1	13.3	15.2
Special Items - OP																	
PAC	-	-	-	-	-	-	-	-	2.6	2.6	0.5	0.6	0.2	(1.3)	0.1	-	-
AM	-	-	-	-	-	-	-	-	-	-	1.0	0.3	-	-	1.3	-	-
PC	-	-	1.3	0.1	1.4	-	-	-	-	-	-	-	0.4	-	0.4	-	-
Other	(2.1)	-	0.5	0.7	(0.9)	-	2.3	2.0	1.0	5.3	2.8	1.0	0.8	1.0	5.6	0.7	-
Consolidated MTRN	(2.1)	-	1.8	0.8	0.5	-	2.3	2.0	3.6	7.9	4.3	1.9	1.4	(0.3)	7.4	0.7	-
Operating Profit ex Spec Items[1]																	
PAC	6.8	9.3	4.5	2.9	23.6	1.5	0.2	4.4	3.1	9.2	0.7	6.0	7.0	8.3	22.1	9.9	12.3
AM	8.9	7.4	7.0	4.5	27.8	5.2	7.3	8.3	5.5	26.3	7.4	9.0	9.8	7.9	34.1	5.9	5.6
PC	1.7	0.6	3.6	3.1	8.9	4.1	2.3	3.4	1.8	11.6	2.2	2.3	2.1	2.3	8.8	3.4	2.2
Other	(6.3)	(4.2)	(2.4)	(1.6)	(14.5)	(3.3)	(1.7)	(3.9)	(3.2)	(12.1)	(2.3)	(5.4)	(5.4)	(4.4)	(17.5)	(5.2)	(4.9)
Consolidated MTRN	11.1	13.1	12.7	8.9	45.8	7.5	8.1	12.2	7.2	35.0	8.0	11.9	13.5	14.0	47.5	14.0	15.2
OP ex Spec Items as a % of VA																	
PAC	7.9%	10.2%	5.7%	3.7%	7.0%	1.9%	0.2%	5.0%	3.7%	2.8%	0.9%	6.5%	7.7%	8.2%	6.1%	9.9%	11.2%
AM	17.2%	15.8%	15.7%	11.3%	15.2%	12.4%	15.5%	18.0%	13.3%	14.9%	15.6%	14.5%	16.2%	13.5%	14.9%	10.1%	9.8%
PC	6.9%	2.4%	14.0%	11.7%	8.7%	16.7%	9.2%	13.2%	8.1%	11.9%	9.4%	10.2%	9.5%	9.8%	9.7%	14.4%	9.5%
Other	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M
Consolidated MTRN	6.8%	8.1%	8.5%	6.2%	7.4%	5.2%	5.3%	7.8%	5.0%	5.8%	5.4%	6.8%	7.9%	7.7%	7.0%	7.7%	8.0%

[1] Internally, management reviews the results of operations without the impact of special one-time costs in order to assess the profitability from ongoing operations. Refer to the note on page A-8 for a full reconciliation of adjusted earnings.

[2] Results retroactively adjusted to reflect impact of new pension guidance effective January 1, 2018.

A-9